UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 2, 2012	(March 27, 2012)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	888-937-0004

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on March 27, 2012, 2011 stock option grants for the Company's Chief Executive Officer, Chief Financial Officer and other Named Executive Officers were as listed below:

Name	Title	Stock Options Grants[1]
Gary L. Nalbandian	Chairman, President and Chief Executive Officer	50,000
Mark A. Zody	Executive Vice President and Chief Financial Officer	30,000
Percival B. Moser, III	Executive Vice President and Chief Operating Officer	20,000
James R. Ridd	Senior Vice President and Chief Credit Officer	10,000
Adam L. Metz	Senior Vice President and Chief Lending Officer	7,500
1 Grants made pursuant to the Company's Amended and Restated 2006 Employee Stock Option and Restricted Stock Plan at an exercise price of $11.77, the market price on the date of grant.

Effective on April 1, 2012, the base salary for the Company's Chief Executive Officer, Gary L. Nalbandian decreased to $535,500.

Item 8.01. Other Events.

The Registrant announced that effective April 1, 2012, the board of director's retainer fees and committee fees were reduced by 10%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
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(Registrant)

Date: April 2, 2012

/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer